SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 10, 2004


                                VCA Antech, Inc.
               (Exact Name of Registrant as Specified in Charter)


             Delaware                   001-16783              95-4097995
   (State or Other Jurisdiction        (Commission           (IRS Employer
         of Incorporation)             File Number)        Identification No.)


                          12401 West Olympic Boulevard,
                       Los Angeles, California 90064-1022
                    (Address of Principal Executive Offices)


                                 (310) 571-6500
                         (Registrant's Telephone Number)

ITEM 5.  OTHER EVENTS

         Reference is made to the press release of Registrant issued on May 10, 2004, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

      (c)      Exhibits

      99.1     Press release dated May 10, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



May 10, 2004                         VCA Antech, Inc.


                                     /s/  Tomas W. Fuller
                                     ----------------------------
                                     By: Tomas W. Fuller
                                     Its: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibits
--------

99.1     Press release dated May 10, 2004.

-------------------------------------------------------------------------------